UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 19, 2009
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27038 (Commission File Number)	94-3156479 (IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     Other Events.
Nuance Communications, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide the legal opinion of Garrison R. Smith, Esq., the Company’s Associate General Counsel, Corporate & Securities, relating to the Company’s prospectus supplement dated March 19, 2009, filed with the Securities and Exchange Commission on March 19, 2009.
ITEM 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

	5.1	Opinion of Garrison R. Smith, Esq., Associate General Counsel, Corporate & Securities, of the Company.

	23.1	Consent of Garrison R. Smith, Esq., Associate General Counsel, Corporate & Securities, of the Company (included in Exhibit 5.1).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
Date: March 19, 2009	By:	/s/ Thomas Beaudoin
Thomas Beaudoin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Garrison R. Smith, Esq., Associate General Counsel, Corporate & Securities, of the Company.

23.1	Consent of Garrison R. Smith, Esq., Associate General Counsel, Corporate & Securities, of the Company (included in Exhibit 5.1).